UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2026

Date of Report

(Date of earliest event reported)

Jefferson Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-42718 (Commission File Number)	33-1923926 (I.R.S. Employer Identification No.)
	600 SOUTH HIGHWAY 169, SUITE 1575, MINNEAPOLIS, Minnesota 55426 (Address of principal executive offices)	55426 (Zip Code)

Registrant’s telephone number, including area code: (320) 229-8505

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.0001 par value per share	JCAP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 22, 2026 (the “Amendment Effective Date”), CL Holdings, LLC, a Georgia limited liability company (“CL Holdings”), Jefferson Capital Systems, LLC, a Georgia limited liability company (“JCap”), JC International Acquisition, LLC, a Georgia limited liability company (“JCIA”), CFG Canada Funding, LLC, a Delaware limited liability company (“CFG” and, together with CL Holdings, JCap and JCIA, the “Borrowers”), and certain subsidiaries of the Borrowers, the existing lenders party thereto, the incremental lenders party thereto and Citizens Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), entered into that certain Amendment No. 8 to Credit Agreement (the “Amendment”), which amended the Credit Agreement, dated as of May 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment Effective Date, the “Credit Agreement”), by and among the Borrowers, the lenders party thereto and the Administrative Agent.

The Amendment increased the aggregate revolving credit commitments under the Credit Agreement by $150,000,000 from $1,000,000,000 to $1,150,000,000. In addition, the Amendment increased the maximum cap on the aggregate amount to which the revolving credit commitments may be increased in the future pursuant to the incremental provisions of the Credit Agreement to $1,425,000,000, allowing for future increases of up to an aggregate of $275,000,000. Except as described above, the Amendment did not make any material changes to the Credit Agreement.

This description of the Amendment does not purport to be complete, and the foregoing description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 8 to Credit Agreement, dated as of April 22, 2026, by and among CL Holdings, LLC, Jefferson Capital Systems, LLC, JC International Acquisition, LLC, CFG Canada Funding, LLC, the guarantors party thereto, the existing lenders party thereto, the incremental lenders party thereto and Citizens Bank, N.A., as administrative agent.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferson Capital, Inc.

Date: April 23, 2026
	By:	/s/ Christo Realov
Name: Christo Realov
Title: Chief Financial Officer